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                            Pegasus Variable Funds

     Supplement Dated June 1, 1998 to the Prospectus Dated April 30, 1998

     Gary L. Konsler, a co-portfolio manager for the Growth Fund and the Growth and Value Fund, has been replaced by George F. Abel effective June 1, 1998. Mr. Abel, Senior Vice President, is primarily responsible along with Jeffrey C. Beard, First Vice President, for the day-to-day management of the Growth Fund and the Growth and Value Fund. Mr. Abel joined First Chicago NBD Corporation ("FCN") in 1976 and Mr. Beard joined FCN in 1982.